Abacus FCF Advisors	ABACUS FCF Innovation Leaders ETF (ABOT)
Summary Prospectus | November 28, 2025 | Cboe BZX Exchange, Inc.
Before you invest, you may want to review the Abacus FCF Innovation Leaders ETF (the "Fund") Prospectus and Statement of Additional Information (SAI), which contain more information about the Fund and its risks. The current Prospectus and SAI dated November 28, 2025, as each may be amended or supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, SAI, recent reports to shareholders, and other information about the Fund online at www.abacusfcf.com. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The Abacus FCF Innovation Leaders ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Abacus FCF Innovation Leaders Index (the “Underlying Index”).
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee[1,2]	0.59%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.59%
Fee Waiver[3]	(0.20)%
Total Annual Fund Operating Expenses After Fee Waiver	0.39%

1.The management fee is structured as a “unified fee,” pursuant to which the Fund’s investment adviser pays all expenses of the Fund, except for the management fee, payments under the Fund’s Rule 12b-1 plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto).
2.“Management Fee” has been restated to reflect current fees.
3.Abacus FCF Advisors LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive a portion of the Fund’s management fee equal to 0.20% of the Fund’s average daily net assets through at least November 28, 2026, which will have the effect of reducing the Fund’s expenses (the “Fee Waiver Agreement”). While the Adviser or the Fund may discontinue the Fee Waiver Agreement after the contractual period, it may only be terminated during its term by either party upon written notice; provided that such termination shall require the approval of the Fund’s Board of Trustees.
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% per year and that operating expenses remain the same and that the Fee Waiver Agreement remains in place for the contractual period. The example does not reflect any brokerage commissions that you may pay on purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$40	$169	$309	$719
Portfolio Turnover
The Fund may pay transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended July 31, 2025, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.
Principal Investment Strategies
To pursue its investment objective, the Fund invests, under normal market circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in component securities of the Underlying Index. The Underlying Index is sponsored and maintained by Abacus FCF Indexes LLC (the "Index Provider"), an affiliate of Abacus FCF Advisors LLC, the Fund’s investment adviser (the “Adviser”). The Underlying Index is a rules-based equity index designed to track the performance of U.S. publicly traded companies with strong free cash flow return on invested capital (“FCF-ROIC”) and strong research and development (“R&D”) investment, as identified by the Index Provider through extensive historical research. The Fund intends to maintain a portfolio of securities that generally replicates the holdings of the Underlying Index.
To be eligible for inclusion in the Underlying Index, an equity security must meet the following requirements (“Eligible Securities”): (i) be a U.S. listed common stock; (ii) have a minimum total market capitalization larger than the 97th percentile of the cumulative market capitalization of all Eligible Securities; (iii) have an average monthly trading volume of greater than $75 million over the last six months; and (iv) have been issued by a company that has reported over the past 12 months certain characteristics of its expenses, including free cash flow and positive R&D expense.
The Underlying Index utilizes the Adviser’s proprietary Abacus FCF Leaders Model (the “Model”) to evaluate Eligible Securities and scores them based on FCF-ROIC. The Model assesses a company’s FCF-ROIC by analyzing factors such as capital expenditure, accruals, cash flow margins, and asset turnover. The FCF-ROIC score is then combined with the degree of R&D investment to derive the FCF Innovation Leaders Score (the “Score”), which helps identify companies with strong and sustainable profitability and innovation.
A target weighting is then assigned to each Eligible Security based on its Score, with adjustments for company-specific risk using a proprietary factor derived from the historical volatility of each Eligible Security’s stock price over the preceding 12-month period. The resulting risk-adjusted score is used to calculate active weights for each security, which are combined with their free-float market capitalization. The Underlying Index includes those remaining Eligible Securities until one of the following thresholds is met: (1) over 90% of the cumulative weight of the Eligible Securities has been included in the Underlying Index, or (2) the number of included securities reaches 50. The weights of all securities are then rescaled to construct the final portfolio, seeking to ensure high-conviction exposure to companies with strong and sustainable profitability and innovation.
The Underlying Index is rebalanced and reconstituted quarterly, with a portfolio turnover cap of 25%. The Fund’s portfolio is generally rebalanced and reconstituted quarterly, in accordance with the Underlying Index.
The Fund can use derivative instruments, including exchange-traded futures contracts, to gain exposure to component securities of the Underlying Index.
The Fund will concentrate its investments (i.e., invest more than 25% of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of September 30, 2025, the Underlying Index is concentrated in the information technology sector.

Principal Risks
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often, small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions. Small and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations or may have difficulty in repaying any loans which are floating rate.
Index-Based Strategy Risk. The Fund is managed as an index-based fund that seeks to track the performance of the Underlying Index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold the component securities of the Underlying Index regardless of the current or projected performance of a specific security or the relevant market as a whole. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s returns to be lower than if the Fund employed an active strategy. The Fund will seek to track the Underlying Index in all market conditions, including during adverse market conditions when other funds may seek to take temporary defensive measures (such as investing significantly in cash or cash equivalents). Accordingly, unless the Underlying Index allocates significant portions of its assets to cash and/or cash equivalents during times of adverse market or economic conditions, the Fund may be subject to a higher level of market risk during such times than other funds. Further, the Underlying Index methodology is designed to provide exposure to a limited number of securities, which results in the Fund holding a more limited number of securities. As a result, each investment has a greater effect on the Fund’s overall performance and any change in the value of these securities could significantly affect the value of your investment in the Fund. Additionally, the Fund generally rebalances and reconstitutes its portfolio in accordance with the Underlying Index and, therefore, any changes to the Underlying Index’s rebalance or reconstitution schedule will typically result in corresponding changes to the Fund’s rebalance or reconstitution schedule.
Market Events Risk. The value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Fund’s control, including the quality of the Fund’s investments, economic conditions, adverse investor sentiment, lower demand for a company’s goods or services, and general market conditions. In a declining market, the prices for all securities (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects. Security values tend to move in cycles, with periods when securities markets generally rise and periods when they generally decline. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, natural disasters, changes in trade regulation, economic sanctions, imposition of tariffs or other events could have a significant impact on the Fund, its investments and the trading of its Shares.
Concentration Risk. A fund concentrated in an industry or group of industries is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual industry or group of related industries may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.
Derivatives Risk. A derivative instrument derives its value from an underlying security, currency, commodity, interest rate, index or other asset (collectively, “underlying asset”). The Fund’s investments in derivatives may pose risks in addition to and greater than those associated with investing directly in the underlying assets, including counterparty, leverage and liquidity risks. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful.

•Futures Contracts Risk.  Exchange-traded futures contracts are a type of derivative, which call for the future delivery of an asset, or cash settlement, at a certain stated price on a specified future date. Futures contracts involve the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund’s NAV.
Index Correlation Risk. While the Adviser seeks to track the performance of the Underlying Index closely (i.e., to achieve a high degree of correlation with the Underlying Index), the Fund’s returns may not match or achieve a high degree of correlation with the returns of the Underlying Index due to operating expenses, transaction costs, cash flows, regulatory requirements and/or operational inefficiencies.
Index Calculation Risk. The Underlying Index relies on various sources of information to assess the criteria of issuers included in the Underlying Index, including information that may be based on assumptions and estimates. The Fund, the Index Provider, the Adviser, the Underlying Index calculation agent and any of their respective affiliates cannot offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers at any particular time.
Affiliated Index Provider Risk. The Index Provider is an affiliated person of the Adviser, which poses the appearance of a conflict of interest. For example, a potential conflict could arise if the Adviser, as an affiliate of the Index Provider, were to exercise undue influence with respect to regular and/or extraordinary updates to the methodology or composition of the Underlying Index, including in a manner that might improve the apparent performance of the Fund relative to the performance of the Underlying Index. Additionally, potential conflicts could arise to the extent that portfolio managers of the Adviser become aware of contemplated methodology changes or rebalance activity prior to disclosure to the public, which could facilitate “front running” on behalf of other funds or accounts managed by the Adviser with similar exposure. Although the Adviser and the Index Provider have taken steps designed to ensure that these potential conflicts are mitigated (e.g., via the adoption of policies and procedures that are designed to minimize potential conflicts of interest and the implementation of informational barriers designed to minimize the potential for the misuse of information about the Underlying Index), there can be no assurance that such measures will be successful.
ETF Risk. As an exchange-traded fund (“ETF”), the Fund is subject to the following risks:
•Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). To the extent that those APs exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to NAV and possibly face delisting.
•Flash Crash Risk. Sharp price declines in securities owned by the Fund may trigger trading halts, which may result in Shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day. Shareholders could suffer significant losses to the extent that they sell Shares at these temporarily low market prices.
•Large Shareholder Risk.  Certain shareholders, including the Adviser or its affiliates, or groups of related shareholders, such as those investing through one or more model portfolios, may own a substantial amount of the Shares. The disposition of Shares by large shareholders, resulting in redemptions through or by APs, could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.
•Premium-Discount Risk. Shares may trade above or below their NAV. Accordingly, investors may pay more than NAV when purchasing Shares or receive less than NAV when selling Shares. The market prices of Shares will generally fluctuate in accordance with changes in NAV, changes in the relative supply of, and demand for, Shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.
•Secondary Market Trading Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted.
Performance
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance as of December 31. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with a broad measure of market performance, a style-specific index (one reflecting the market segments in which the Fund invests) and the index the Fund seeks to track, in that order. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is also available on the Fund’s website at www.abacusfcf.com.
Calendar Year Total Returns
For the year-to-date period ended September 30, 2025, the Fund’s total return was 12.13%. During the period of time shown in the bar chart, the Fund’s highest quarterly return was 12.69% for the quarter ended December 31, 2023, and the lowest quarterly return was -17.14% for the quarter ended June 30, 2022.
Average Annual Total Returns
For the Period Ended December 31, 2024

Abacus FCF Innovation Leaders ETF	1 Year	Since Inception (12/7/2020)
Return Before Taxes	31.92%	11.69%
Return After Taxes on Distributions	31.52%	10.98%
Return After Taxes on Distributions and Sale of Shares	19.18%	8.96%
S&P 500 Index	25.02%	13.85%
Russell 1000® Growth Total Return Index (reflects no deduction for fees, expenses, or taxes)	33.36%	15.03%
Abacus FCF Innovation Leaders Index (reflects no deduction for fees, expenses, or taxes)	32.57%	13.21%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of portfolio shares, a tax deduction is provided that benefits the investor. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-advantaged arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.

Investment Adviser
Abacus FCF Advisors LLC serves as the investment adviser of the Fund.
Portfolio Managers
Vince (Qijun) Chen, CFA, Vice President of Public Equity & Portfolio Management of Abacus Global Management, Inc., the parent company of the Adviser (“Abacus”), and Portfolio Manager of the Adviser, Fei Xue, Vice President of ABL Wealth Advisors, LLC, a subsidiary of Abacus and an affiliate of the Adviser, (“ABL Wealth”), and Tom MacDonald, Financial Analyst at ABL Wealth, each serve the Fund as a portfolio manager and have served in such role since December 2024. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the Fund.
Purchase and Sale of Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.abacusfcf.com.
Tax Information
Distributions you receive from the Fund are generally taxable to you as ordinary income for federal income tax purposes, except that distributions reported by the Fund as “capital gain dividends” are taxed to you as long-term capital gains, and distributions may also be subject to state and/or local taxes. Fund distributions generally are not taxable to you if you are investing through a tax-advantaged retirement plan account or you are a tax-exempt investor, although you may be taxed on withdrawals from your tax-advantaged account.
Purchases Through Broker-Dealers and Other Financial Intermediaries
If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or its affiliates or related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.